GABELLI INTERNATIONAL GROWTH FUND, INC.

FIRST QUARTER REPORT - MARCH 31, 1997

[Photo of Caesar Bryan]


TO OUR SHAREHOLDERS:

      The net asset value of the Gabelli International Growth Fund appreciated by 0.7% during the first quarter of 1997. This compares with a decline of 1.7% for the Morgan Stanley EAFE Index of International Markets and a positive return of 1.3% for the average International Fund monitored by Lipper Analytical Services Inc.

      The robust performance of the U.S. dollar almost entirely erased the good performance of most equity markets in their local currency. As evidence mounted that the U.S. economy entered 1997 growing strongly, bond yields rose and the dollar continued to climb. For example, the dollar rose by 8.7% against the Deutschemark and by 8.8% in relation to the Japanese yen during the quarter.

      Among the developed markets, Europe outperformed Asia. Within Europe, Germany was the star performer as a weaker currency and better growth prospects helped the German market rise almost 10%. In contrast, the United Kingdom declined slightly, due to uncertainty created by the government calling for a general election to be held on May 1st. In general, the Pacific Rim equity markets had a poor quarter. Of the larger markets, only Taiwan posted a positive return while both Japan and Thailand declined by more than 10%. Others were not far behind including Hong Kong and Singapore with falls of over 5%. Developing markets, especially in South America and Eastern Europe, performed well during the first quarter.


INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------------------
                                                                                QUARTER
                                                  --------------------------------------------------------------
                                                    1ST         2ND         3RD        4TH           YEAR
                                                    ---         ---         ---        ---           ----
  1997:   Net Asset Value ....................    $13.51        __          __         __             __
          Total Return .......................      0.7%        __          __         __             __
----------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................    $11.71      $12.55     $12.53       $13.42         $13.42
          Total Return .......................      6.6%        7.2%      (0.2)%        7.1%          22.2%
----------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................       __         __       $10.57       $10.98         $10.98
          Total Return .......................       __         __         5.7%(b)      3.9%           9.8%(b)
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------
AVERAGE ANNUAL RETURNS - MARCH 31, 1997 (A)
-------------------------------------------
1 Year ....................................   15.4%
Life of Fund (b) ..........................   18.7%
---------------------------------------------------

(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From commencement of operations on June 30, 1995.

Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

OUR APPROACH

      We purchase attractively valued companies which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

MARKET OUTLOOK

      After an extended period of unchanged monetary policy, the Federal Reserve Board voted at the end of March to increase short-term interest rates by 25 basis points to 5.75%. This was largely in response to stronger than expected economic growth and the recent strength of the U.S. equity market. Inflation, the usual reason for a tighter monetary policy, remains benign, both in the U.S. and overseas.

      Even though short-term rates were raised at the end of the quarter, the bond market anticipated the move and U.S. bond yields have been on a rising trend since the start of December. For the first quarter, the yield on the 10 year U.S. government bond rose by almost 50 basis points to 6.91%.

      Economic conditions in the major developed economies outside the U.S. are not nearly as robust and this has been reflected in recent interest rate movements. For example, 10 year government bond yields in Germany moved up by 15 basis points to 5.93% and in Japan bond yields actually fell by 20 basis points during the first three months of 1997 to 2.45%. Even though U.S. short-term interest rates may be raised further during 1997, it is unlikely that the German or Japanese authorities will necessarily follow the U.S. as inflation in both Europe and Japan remains very low. Also, in the case of Japan, the fragility of the financial system is keeping interest rates lower than they might otherwise be. As a consequence, bond market yields in most overseas economies should remain reasonably steady even if U.S. bond yields rise a little from current levels.

      In short, overseas equity markets, particularly in Europe, will not have the interest rate support that they enjoyed for most of 1996. Instead, we believe markets will require increased earnings to move higher. There are a number of precedents that support the contention that European equity markets can perform well even in a rising bond yield environment so long as profit growth is robust. During the next year we expect strong profit growth in mainland Europe as economies come out of recession and companies enjoy some top line growth.

      Japanese exporting companies have benefited from the recent weakness of the yen and this has been recognized by the market. Although the market remains 50% below its all time high in 1989, a number of leading manufacturing companies, such as Toyota and Honda, are trading at all time highs. Although much of the financial system in Japan remains in disarray, the authorities are continuing to attempt to deregulate various sectors of the economy. We believe that the large divergence in performance between perceived winners and losers will continue and that stock picking will become increasingly important in the Japanese market.

INTERNATIONAL ALLOCATION

      The chart at the right presents the Fund's holdings by geographic region as of March 31, 1997. The geographic allocation will change based on future global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

[THE FOLLOWING TABLE REPRESENTS A PIE CHART IN THE PRINTED PIECE.]

HOLDINGS BY GEOGRAPHIC REGION--3/31/97

EUROPE ................  62.6%
SOUTH EAST ASIA .......  16.6%
JAPAN .................   9.4%
CANADA ................   2.1%
OTHER .................   4.1%
CASH ..................   5.2%

PORTFOLIO STRUCTURE

      The geographic emphasis of the portfolio remains in European investments. We continue to find European companies attractive based on the potential for sustained improvements in profitability. As a bonus, we expect corporate activity to remain at a high level as companies strive to achieve critical mass in their core products and services and shed peripheral operations.

      South East Asia has not performed well during the past few months as investor attention has shifted to Latin America and Eastern Europe. However, we remain committed to the region and expect strong economic fundamentals to be reflected in good corporate performance over the longer term.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

ASTRA AB (ASTRA.ST - $48.285 - STOCKHOLM STOCK EXCHANGE) Astra is a global pharmaceutical company founded in 1913 and headquartered in Sweden. Astra's product line is concentrated in four therapeutic areas, namely; gastrointestinal, respiratory, cardiovascular and local anesthesia. The company's rapid growth since the mid 1980s has largely been based upon the success of Losec, its anti-ulcer drug, and Pulmicort, an asthma treatment. The success of these products has enabled Astra to improve its global distribution network and therefore, to benefit fully from future product introductions.

BRITISH PETROLEUM COMPANY PLC (B.P.L. - $11.59 - LONDON STOCK EXCHANGE) British Petroleum is one of the world's largest integrated oil companies. We believe that the company will generate considerable free cash flow during the next few years which will permit management to make significant dividend increases. This improved financial performance is based on B.P. being able to increase its oil production by about 7% per year and to continue its downstream rationalization program to reduce costs.

CHEUNG KONG (HOLDINGS) LIMITED (CHEUY - $8.808 - HONG KONG STOCK EXCHANGE) is one of Hong Kong's leading conglomerates. The company has holdings in a number of companies including Hutchinson Whampoa, HK Electric and Cheung Kong
Infrastructure. Cheung Kong's major activities include property development, infrastructure management and construction, cement and electric generation. The company is well positioned to take advantage of business opportunities in China as they present themselves.

CHRISTIAN DIOR SA (DIOR.PA - $152.59 - PARIS STOCK EXCHANGE) Christian Dior is the parent company and owns 41.7% of LVMH. LVMH is one of the world's leading luxury goods companies with major market positions in perfumes, luggage, cognac and champagne. Some of the company's brand names include Moet and Chandon, Hennessy, Louis Vuitton, Givenchy and Christian Lacroix. Apart from its holding in LVMH, Christian Dior is developing a range of products under the Dior brand name. These include clothes and leather goods. Christian Dior provides investors with exposure to LVMH future growth at a significant price discount.

KSB AG (KSBGPF.F - $200.00 - FRANKFURT STOCK EXCHANGE) KSB is one of the world's leading pump and valve manufacturers yet has been showing losses over the past two years. This has resulted in a thorough review of the company's operations.
Like much of the German manufacturing industry the company had become uncompetitive on a global basis. New management has moved to cut costs, close surplus manufacturing plants in Europe and open facilities in lower cost countries such as India. Management's recent moves and the weakening of the Deutschemark should result in a dramatic recovery in profitability.

NOVARTIS AG (NOVZN.S - $1,234.28 - ZURICH STOCK EXCHANGE) was created by the merger of two of Europe's largest pharmaceutical companies, namely Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of about $5 billion, has recently been spun off to shareholders as the new company concentrates on its core divisions. The company has a number of new drugs in development that have excellent sales potential and we believe management will reduce costs following the merger. We expect at least 15% annual earnings growth for the next few years.

SCHIBSTED A/A (SCHX.OL - $20.26 - OSLO STOCK EXCHANGE) is involved in all aspects of the media business in Norway and is now expanding into the rest of Scandinavia. The company is organized into three business groups: Print Media, TV/Film and Multimedia. Cash flows from the original newspaper businesses have been, during recent years, reinvested in television, TV programming and multimedia activities. We believe that these new activities will prove successful.

SCOR SA (SCOR.PA - $40.72 - PARIS STOCK EXCHANGE) SCOR is a medium sized re-insurance company based in France. The company has undergone significant ownership changes over the past year with over 80% of the shares now in public hands compared with only 25% months ago. The re-insurance industry is in the midst of a period of consolidation which will likely raise the barrier to entry. This should have a positive impact on profitability. SCOR trades at a meaningful discount to its competitors which we believe will narrow over time.

SKANDIA FORSAKRINGS SA (SDIA.ST - $31.46 - STOCKHOLM STOCK EXCHANGE) Skandia is an insurance company with its headquarters in Sweden. The most exciting aspect of Skandia's operations is its unit linked savings business, commonly known in the U.S. as variable annuities. Skandia has established leading market positions in both the U.S. and U.K., as well as in Scandinavia. Their variable annuity business, known as AFS, has grown very quickly and benefits from world-wide trends towards self administrated savings plans. We believe that this rapid growth will continue and that the market has not yet fully recognized the value of this business. If this persists we expect management to seek a separate listing for AFS.

SIMINT (SIMI.MI - $4.479 - MILAN STOCK EXCHANGE) produces high end casual wear under license for Georgio Armani who owns a majority of the company. New management has concentrated the company's operations on design, distribution and branding with excellent results. We expect strong earnings growth over the next two years.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. The Gabelli International Growth Fund and other Gabelli funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is now available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GIGRX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                                 Sincerely,
                                                 /s/Caesar Bryan
                                                 ---------------
                                                 Caesar Bryan
                                                 President and Portfolio Manager

May 1, 1997

--------------------------------------------------------------------------------
TOP TEN HOLDINGS
MARCH 31, 1997

Novartis AG
Simint
SCOR SA
Schibsted A/A
KSB AG
Christian Dior SA
Cheung Kong (Holdings) Limited
Astra AB
Bayerische Vereinsbank AG
Skandia Forsakrings SA
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
================================================================================
                                                   Market
  Shares                                           Value
  ------                                           -----
           COMMON STOCKS - 93.00%
           AUTOMOTIVE: MANUFACTURING - 1.00%
    7,000  Toyota Motor Corporation........... $   177,151
                                               -----------

           AUTOMOTIVE: PARTS & SERVICES - 1.76%
   10,000  Oriential Holdings Berhad..........      90,359
   15,000  Phoenix AG.........................     222,985
                                               -----------
                                                   313,344
                                               -----------
           BANKS - 9.83%
   30,000  Arab Malaysian Corporation Berhad..     154,901
    3,000  Banco Pastor S.A...................     171,308
  393,000  Bank Negara Indonesia..............     225,072
   28,000  Bank of Ireland....................     268,928
   40,000  Bank of Scotland...................     210,248
    7,000  Bayerische Vereinsbank AG..........     287,522
   10,000  HSBC Holdings plc..................     232,288
   18,000  Skandinaviska Enskilda Banken......     199,099
                                               -----------
                                                 1,749,366
                                               -----------
           BROADCASTING - 2.69%
      800  NRJ SA.............................     109,581
      700  Pathe SA...........................     178,850
   35,000  Publishing and Broadcasting Ltd....     189,269
                                               -----------
                                                   477,700
                                               -----------
           BUILDING MATERIALS - 0.94%
   17,000  CRH plc............................     167,559
                                               -----------
           BUSINESS SERVICES - 1.06%
    8,000  Enator AB..........................     189,694
                                               -----------
           CHEMICALS - 1.37%
      500  Clariant AG........................     244,990
                                               -----------
           CONGLOMERATES - 4.12%
   33,000  Cheung Kong (Holdings) Limited.....     290,650
    1,500  Oerklikon-Buehrle Holding AG.......     150,052
   35,000  Sime Darby Berhad..................     127,773
   21,000  Swire Pacific Limited..............     165,312
                                               -----------
                                                   733,787
                                               -----------
           CONSUMER PRODUCTS - 6.15%
    2,000  Christian Dior SA..................     305,181
      210  Compagnie Financiere Richemont AG..     276,469
    2,500  Nintendo Co., Ltd..................     179,495
    2,500  Salomon SA.........................     178,096
    2,200  Sony Corporation...................     153,864
                                               -----------
                                                 1,093,105
                                               -----------
           DIVERSIFIED INDUSTRIAL - 5.90%
   21,300  Antofagasta Holdings plc...........     127,502
   15,000  Daiki Engineering Co...............      50,333
   12,000  Doncasters plc -  ADR..............     232,500
    5,100  Invik & Company AB, B Free.........     234,766
    1,600  KSB AG.............................     320,000
   13,000  Mitsubishi Heavy Industries Ltd....      84,614
                                               -----------
                                                 1,049,715
                                               -----------

           ELECTRONICS - 1.40%
    9,000  Hitachi, Ltd.......................      80,045
   15,000  NEC Corp...........................     169,793
                                               -----------
                                                   249,838
                                               -----------
           ENERGY - 4.88%
   20,000  British Petroleum Company plc......     231,732
   75,000  Hong Kong and China Gas............     140,825
    2,500  Repsol SA..........................     103,983
    4,000  Shaw Industries Ltd................      85,260
   23,000  Van Der Horst Ltd..................      77,993
    4,000  Veba AG............................     228,776
                                               -----------
                                                   868,569
                                               -----------
           ENTERTAINMENT - 1.74%
  125,000  Southern Star Group Limited........     171,938
   50,845  Village Roadshow Ltd...............     137,477
                                               -----------
                                                   309,415
                                               -----------
           FINANCIAL SERVICES - 8.84%
  100,000  Banca Commerciale Italiana.........     199,451
   10,000  Dundee Bancorp, Inc. Cl. A+........     195,087
  320,000  Gemina SpA.........................     130,133
  180,000  Holding di Partecipazioni
             Industriali SpA .................     104,285
    1,900  ORIX Corp..........................      83,724
    1,000  Safra Republic Holdings............     191,000
    8,000  SCOR SA............................     325,763
    9,000  Skandia Forsakrings AB.............     283,150
    1,300  Takefuji Corporation...............      59,072
                                               -----------
                                                 1,571,665
                                               -----------
           FOOD AND BEVERAGE - 1.85%
    3,500  Hartwall Oy AB.....................     182,548
    2,500  Nestle SA ADR......................     146,204
                                               -----------
                                                   328,752
                                               -----------
           FOREST PRODUCTS - 0.23%
   16,000  Jefferson Smurfit Group plc........      40,600
                                               -----------
           GAMING/CASINOS - 0.99%
  100,000  Sydney Harbour Casino
             Holdings Limited ................     175,278
                                               -----------
           HEALTH CARE - 0.73%
   10,000  Bure Investment Aktiebolaget.......     129,819
                                               -----------
           INSURANCE - 1.24%
   20,000  Commercial Union PLC...............     220,252
                                               -----------
           MEDIA - 4.98%
   14,000  Granada Group plc..................     210,658
   30,037  News Corporation Limited...........     140,474
    3,600  Reuters Holdings plc ADR...........     209,475
   16,000  Schibsted A/A......................     324,210
                                               -----------
                                                   884,817
                                               -----------
            METALS AND MINING - 3.36%
   16,000  Durban Roodepoort Deep Ltd.-Options      47,777
   50,000  Emperor Mines Ltd..................      76,242
  167,500  Glencar Explorations plc...........     137,350
    5,000  Golden Star Resources Ltd..........      52,245

THE GABELLI INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
================================================================================
                                                   Market
  Shares                                           Value
  ------                                           -----
           METALS AND MINING - CONTINUED
    3,000  Hullas de Coto Cortes..............  $   68,735
   15,000  IAM Gold International
             African Mining ..................      65,029
   14,040  Randgold and Exploration
             Company Ltd.+ ...................     110,382
    2,000  Stillwater Mining Ltd.+(a).........      39,250
                                               -----------
                                                   597,010
                                               -----------
           PHARMACEUTICALS - 7.11%
    6,000  Astra AB A.........................     289,707
   15,000  Glaxo Wellcome plc.................     274,659
      450  Novartis AG........................     555,425
    5,000  Zeneca Group plc...................     144,525
                                               -----------
                                                 1,264,316
                                               -----------
           PUBLISHING - 4.44%
   25,000  Arnoldo Mondadori Editore..........     156,754
    7,000  Grupo Anaya SA.....................     144,343
   21,574  Independent Newspapers Ltd.........     115,971
   15,000  Independent Newspaper..............      69,014
   15,000  Pearson plc........................     179,334
   30,000  Star Publication Malaysia+.........     123,437
                                               -----------
                                                   788,853
                                               -----------
            REAL ESTATE AND DEVELOPMENT - 3.79%
  155,000  Lai Sun Development Co.............     180,023
   31,124  Lai Sun Development Co. (warrants).       2,932
   10,000  Mitsubishi Estate Company, Limited.     106,727
   30,000  NK Cityfastigheter AB..............     246,390
   13,000  Sun Hung Kai Properties Ltd........     137,566
                                               -----------
                                                   673,638
                                               -----------
           RETAIL - 1.57%
    4,500  Bulgari SpA ADS+(a)................      85,751
    6,000  Chain Store Okuwa Co., Ltd.........      64,521
   55,000  PT Ramayana Lestari Sentosa........     128,285
                                               -----------
                                                   278,557
                                               -----------
           SHIPBUILDING - 0.57%
   60,000  Mitsui Engineering &
             Shipbuilding Co., Ltd. ..........     101,876
                                               -----------
           SHIPPING - 1.43%
   15,000  MIF Limited........................     255,179
                                               -----------
            TELECOMMUNICATIONS - 3.41%
   52,000  CPT Telefonica del Peru Cl. B+.....     115,687
       20  DDI Corp...........................     126,228
    4,930  Hellenic Telecommunications
             Organization S.A. (OTE)..........     106,562
       25  Nippon Telegraph and Telephone
             Corporation......................     176,059
    1,000  Telecel-Comunicacaoes Pessoais SA..      81,636
                                               -----------
                                                   606,172
                                               -----------
 Principal
  Amount
 or Shares
 ---------

           TEXTILE - 2.33%
    8,000  Kyokuichi Corporation..............      78,913
   75,000  Simint.............................     335,901
                                               -----------
                                                   414,814
                                               -----------
           TOBACCO - 1.01%
   50,000  Swedish Match AB...................     178,832
                                               -----------
            WIRELESS COMMUNICATIONS - 2.28%
   70,000  Telecomm Italia Mobile SpA+........     200,644
    4,650  Vodafone Group plc ADR.............     205,181
                                               -----------
                                                   405,825
                                               -----------
           TOTAL COMMON STOCKS ...............  16,540,488
                                               -----------

           CONVERTIBLE CORPORATE BONDS - 0.29%
           FINANCIAL SERVICES - 0.29%
  $50,000  Randgold Finance Sub. Deb. Cv.
             7.00%, 10/03/01..................      51,750
                                               -----------
           TOTAL CONVERTIBLE CORPORATE BONDS..      51,750
                                               -----------

           PREFERRED STOCK - 1.46%
           AUTOMOTIVE: MANUFACTURING - 1.46%
  600,000  Volkswagen AG Pfd..................     259,343
                                               -----------
           TOTAL PREFERRED STOCK .............     259,343
                                               -----------
           U.S. GOVERNMENT OBLIGATIONS - 5.06%
 $900,000  U.S. Treasury Bills, 4.90% to 5.25%
             due 04/03/97 to 04/17/97.........     898,518
                                               -----------
           TOTAL U.S. GOVERNMENT OBLIGATIONS .     898,518
                                               -----------
           TOTAL INVESTMENTS - 99.81% ........  17,750,099
           OTHER ASSETS IN EXCESS OF
             LIABILITIES - 0.19% .............      34,540
                                               -----------
           NET ASSETS - 100.00% .............. $17,784,639
                                               ===========
           NET ASSET VALUE AND REDEMPTION
             PRICE PER SHARE (SHARES
             OUTSTANDING 1,316,305)                 $13.51
                                                    ======

(a)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997, Rule 144A securities amounted to $125,001 or 0.7% of net assets.

ADR -- American Depositary Receipt
+ Non-income producing security

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND
CHIEF INVESTMENT OFFICER
GABELLI FUNDS, INC.

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Werner J. Roeder, MD
DIRECTOR OF SURGERY
LAWRENCE HOSPITAL


OFFICERS AND PORTFOLIO MANAGERS

Caesar Bryan
PRESIDENT AND
PORTFOLIO MANAGER

James E. McKee
SECRETARY
Bruce N. Alpert
VICE PRESIDENT
AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

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This report is submitted  for the general  information  of the  shareholders  of
Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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                                                                         [PHOTO]

GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


FIRST QUARTER REPORT
MARCH 31, 1997